UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
  Report Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) July 2, 2002
                                                          --------------


                         Shelbourne Properties II, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


    Delaware                       0-15753                      04-3502382
---------------                  ------------                -------------------
(State or other                  (Commission                  (I.R.S. Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)



c/o First Winthrop Corporation,
7 Bulfinch Place, Suite 500,
Boston, MA                                                         02114
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 (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code   (212) 319-3400
                                                  -----------------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.   Other Events

The press release attached hereto as Exhibit 99.1 is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

         (c)   Exhibits

               2.1   Stock Purchase Agreement

               10.1  Settlement Agreement

               99.1 Joint press release issued by Shelbourne Properties I, Inc., Shelbourne Properties II, Inc. and Shelbourne Properties III, Inc. on July 2, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SHELBOURNE PROPERTIES II, INC.


Date:    July 2, 2002                  By:      /s/ Richard J. McCready
                                            ------------------------------
                                            Name:  Richard J. McCready
                                            Title: Secretary

                                  EXHIBIT INDEX
                                  -------------

Exhibit
   No.          Description
--------        --------------
   2.1            Stock Purchase Agreement

  10.1            Settlement Agreement

  99.1 Joint press release issued by Shelbourne Properties I, Inc., Shelbourne Properties II, Inc. and Shelbourne Properties III, Inc. on July 2, 2002.